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                                                                    EXHIBIT 10.6

                               THIRD AMENDMENT TO
                         SUPPLEMENTAL BENEFIT AGREEMENT

     The undersigned, National Rural Utilities Cooperative Finance Corporation ("CFC") and Charles B. Gill (the "Governor") hereby agree that the Supplemental Benefit Agreement executed by CFC and the Governor entered into January 11, 1983, as previously amended by amendments dated January 29, 1983 and May 29, 1986 (said Supplemental Benefit Agreement, as amended, being herein referred to as the "Agreement") is hereby amended by adding the following Section 2.14:

     "Section 2.14 The Governor informed the Board of Directors of CFC on May 25, 1994, of his intention to retire as Governor and Chief Executive Officer as of March 1, 1995. The Board of Directors of CFC hereby approves of such retirement for the purposes of Section 2.3 of this Agreement. CFC agrees that this Agreement shall continue in effect and agrees to retain the services of Charles B. Gill as "Governor Emeritus" from the period March 1, 1995 through May 31, 1995. CFC agrees that the phrase "employed by" as used in this Agreement shall include times while Charles B. Gill is using any form of approved leave pursuant to CFC policies or agreements with Charles B. Gill."

     Except as amended above, the terms of the Agreement shall continue in full force and effect.

     This Third Amendment to Supplemental Benefit Agreement is executed by the undersigned on this 26th day of May, 1994.

                                          NATIONAL RURAL UTILITIES
                                            COOPERATIVE FINANCE CORPORATION

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Attest: /s/  GARRY BYE                                                 By: /s/  BILL MCGINNIS
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        Garry Bye, Secretary-Treasurer                                     Bill McGinnis, President

                                                                           /s/  CHARLES B. GILL
                                                                           ----------------------------------------------------
                                                                           Charles B. Gill, Governor

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